                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

          Pursuant  to Section 906 of the  Sarbanes-Oxley  Act of 2002
          (18 U.S.C. ss.1350)

          Pursuant  to Section 906 of the  Sarbanes-Oxley  Act of 2002
          (18 U.S.C.  ss.1350),  the  undersigned,  Joseph V. Roberts,
          Chief  Executive  Officer of Nutrition  Management  Services
          Company,  a Pennsylvania  corporation (the "Company"),  does hereby certify, to his knowledge, that:

          The  Quarterly  Report  on Form 10-Q for the  quarter  ended
          December  31,  2005  of the  Company  (the  "Report")  fully complies with the  requirements  of section 13 (a) or 15 (d)
          of the Securities  Exchange Act of 1934, and the information contained  in the Report  fairly  presents,  in all material respects,  the financial condition and results of operations of the Company.

                                            /s/ Joseph V. Roberts
                                            ------------------------------
                                            Joseph V. Roberts
                                            Chief Executive Officer

          March 8, 2006